UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2011 (May 26, 2011)

MID-AMERICA APARTMENT COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

TENNESSEE	1-12762	62-1543819
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)

6584 Poplar Avenue, Suite 300
Memphis, Tennessee	38138
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (901) 682-6600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On May 26, 2011, the registrant held its 2011 Annual Meeting of Shareholders. The following matters were submitted to a vote of the shareholders of record as of March 18, 2011 through the solicitation of proxies:

1.	To elect eight directors to serve for one year and until their successors have been duly elected and qualified;
2.	To amend the Amended and Restated Charter of Mid-America Apartment Communities, Inc. to increase the number of authorized shares of common stock to 150,000,000;
3.	To provide an advisory (non-binding) vote on executive compensation;
4.	To set the frequency of an advisory (non-binding) vote on executive compensation; and
5.	To ratify the selection of Ernst & Young LLP as its independent registered public accounting firm for 2011.

All eight nominees were elected to serve for one year and until their successors have been duly elected and qualified. The results of the election were as follows:

			Broker
	For	Withheld	Non-Votes
H. Eric Bolton, Jr.	30,696,650	372,475	3,030,802
Alan B. Graf, Jr.	29,825,612	1,243,513	3,030,802
John S. Grinalds	30,789,640	279,485	3,030,802
Ralph Horn	30,430,370	638,755	3,030,802
Philip W. Norwood	30,547,461	521,664	3,030,802
W. Reid Sanders	30,904,107	165,018	3,030,802
William B. Sansom	29,994,879	1,074,246	3,030,802
Simon R.C. Wadsworth	30,814,063	255,062	3,030,802

The amendment to amend the Amended and Restated Charter of Mid-America Apartment Communities, Inc. to increase the number of authorized shares of common stock to 150,000,000 was not approved. The vote results were as follows:

For	Against	Abstain
17,339,789	16,720,191	39,935

The advisory (non-binding) vote on executive compensation was in favor of executive compensation. The results of the vote were as follows:

For	Against	Abstain
30,275,847	764,171	29,102

The advisory (non-binding) vote to set the frequency of the advisory (non-binding) vote on executive compensation was in favor of every year. The results of the vote were as follows:

One Year	Two Years	Three Years	Abstain
26,599,375	1,059,793	3,367,055	42,895

In light of the above results, on May 26, 2011, the Board of Directors voted to include a shareholder vote on the compensation of executives in the proxy materials every year until the next required vote on the frequency of shareholder votes on the compensation of executives.

Ernst & Young LLP was ratified to serve as the registrant’s independent registered public accounting firm for 2011. The results of the vote were as follows:

For	Against	Abstain
33,956,859	124,475	18,593

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.
Date: May 27, 2011	/s/Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)